SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2002

Public Service Company of Colorado (a Colorado Corporation)

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

001-3280	84-0296600

(Commission File Number)	(IRS Employer Identification No.)

1225 17th Street, Denver, CO	80202

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code             303-571-7511

(Former name or former address, if changed since last report)

SIGNATURES
Press Release

Item 5. Other Events

     On May 22, 2002, Xcel Energy Inc., the registrant’s parent company, responded to a general inquiry by the Federal Energy Regulatory Commission made to energy suppliers regarding energy trading practices. For more information see the full press release included in this Form 8-K as Exhibit 99.01.

Item 7. Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description

99.01	Press Release Regarding Xcel Energy energy trading practices, dated May 22, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Public Service Company of Colorado (a Colorado Corporation)

/s/ Edward J. McIntyre Vice President and Chief Financial Officer

May 23, 2002